UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2017

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700
_________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2017, United Fire Group, Inc.'s ("UFG") subsidiary, United Fire & Casualty Company, an Iowa corporation (“United Fire”), entered into an Stock Purchase Agreement, dated as of September 18, 2017, between United Fire and Kuvare US Holdings, Inc. (the “Stock Purchase Agreement”) to sell its subsidiary, United Life Insurance Company (the “Company”) to Kuvare US Holdings, Inc., a Delaware corporation ("Kuvare"), for a cash purchase price of $280 million (the “Sale”). The purchase price will be reduced by the amount of any Leakage (as defined in the Stock Purchase Agreement) from March 31, 2017 to the closing date of the Sale, which includes certain identified actions by the Company during the relevant period, including, without limitation, capital and other similar payments, and certain fees and expenses incurred by the Company in connection with the transactions contemplated by the Stock Purchase Agreement.

The Stock Purchase Agreement contains customary representations and warranties, covenants, agreements and indemnities. The closing of the Sale, which is currently expected to occur in the first half of 2018, is subject to customary conditions, including, among others, (i) applicable insurance regulatory approvals, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iiii) the absence of any law or court or governmental order or injunction prohibiting, restraining or enjoining consummation of the Sale, (iv) subject to materiality qualifiers, the accuracy of the representations and warranties made by United Fire and Kuvare, and compliance by United Fire and Kuvare with their respective obligations under the Stock Purchase Agreement, and (v) no fact, condition, circumstances, change or effect having occurred that has had or would reasonably be expected to have, a Company Material Adverse Effect (as defined in the Stock Purchase Agreement). The closing of the Sale is not subject to any financing contingency.

Pursuant to the terms of the Stock Purchase Agreement, United Fire has agreed that for a period of twenty-four months following the closing of the Sale, it will not (i) engage in the business of issuing, underwriting, selling, marketing and administering (a) income and deferred annuity contracts, (b) individual life insurance policies and (c) disability insurance contracts, in each case, that would compete with the Company, or (ii) solicit Company employees, each subject to certain exceptions.

This summary of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The Stock Purchase Agreement has been included in this report to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about United Fire, the Company, Kuvare or any of their respective subsidiaries. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Stock Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Stock Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Stock Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of United Fire, the Company or Kuvare or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in UFG’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On September 19, 2017, UFG issued a press release announcing, among other things, the execution of the Stock Purchase Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this item 7.01 (including Exhibit 99.1) is being furnished to the United Stated Securities and Exchange Commission under “Item 7.01 Regulation FD Disclosure.” Such information (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Exhibit Description
2.1†	Stock Purchase Agreement, dated as of September 18, 2017, between United Fire & Casualty Company and Kuvare US Holdings, Inc., including the exhibits attached thereto.
99.1	Press Release of United Fire Group, Inc. dated September 19, 2017
† The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

Disclosure of Forward-Looking Statements

This Current Report may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intends(s)," "plan(s)," "believe(s)" "continue(s)," "seek (s)," "estimate(s)," "goal(s)," "remain optimistic," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual outcomes and results to differ materially from those expressed in the forward-looking statements is contained in Part I, Item 1A "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission ("SEC") on February 28, 2017. The risks identified in our Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in the forward-looking statements. In addition, numerous factors could cause actual results with respect to the Sale to differ materially from those in the forward-looking statements, including without limitation, the ability to obtain governmental approvals of the Sale on the proposed terms and schedule contemplated by the parties; disruption from the Sale making it more difficult to maintain business and operational relationships; and the possibility that the Sale does not close, including, but not limited to, failure to satisfy the closing conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	September 19, 2017	/s/ Randy A. Ramlo
Randy A. Ramlo, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
2.1†	Stock Purchase Agreement, dated as of September 18, 2017, between United Fire & Casualty Company and Kuvare US Holdings, Inc., including the exhibits attached thereto.
99.1	Press Release of United Fire Group, Inc. dated September 19, 2017.
† The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

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